UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2024

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place,	Birmingham,	AL	35209
(Address of Principal Executive Office )			(Zip code)

Registrant’s telephone number, including area code:	(205)	877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
As reported in Item 5.07 (below), and incorporated into this Item 5.02 by reference, our stockholders re-elected Samuel A. Di Piazza, Jr. CPA, Fabiola Cobarrubias, MD, Edward L. Rand, Jr., and Katisha T. Vance, MD to our Board of Directors during the Annual Meeting of Stockholders on May 24, 2023.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY SHAREHOLDERS
At the Annual Meeting of Stockholders of ProAssurance, held on May 24, 2023, our shareholders voted on three proposals with the following outcomes:

(a) Samuel L. Di Piazza, Jr. CPA, Fabiola Cobarrubias, MD, Edward L. Rand, Jr., and Katisha T. Vance, MD were re-elected to the Board and each will serve a three-year term ending at the Annual Meeting of Shareholders in 2026 and until their successors are elected and qualified. Voting was as follows:

	FOR	WITHHELD
Samuel L. Di Piazza, Jr., CPA	44,807,267	808,679
Fabiola Cobarrubias, MD	45,081,530	534,416
Edward L. Rand, Jr.	45,027,712	588,234
Katisha T. Vance, MD	38,234,810	7,381,136

(b) The selection of Ernst & Young, LLP as our independent auditing firm for the fiscal year ending December 31, 2023 was ratified by the following vote:

FOR	AGAINST	ABSTAIN
48,146,702	706,252	15,472

(c) The 2022 compensation of our named executive officers was approved, on an advisory basis, by the following vote:

FOR	AGAINST	ABSTAIN
42,925,775	2,636,199	53,972

(d) The advisory vote to determine the frequency of executive compensation was as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
42,962,914	33,073	2,594,954	25,005

There were a total of 3,223,549 broker non-votes on matters (a) and (c).

ITEM 7.01 REGULATION FD DISCLOSURES
On May 26, 2023, we issued a news release reporting the result of our stockholder meeting as described in Items 5.02 and 5.07. We have included the release in this Current Report on Form 8-K as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1 News release issued May 26, 2023 disclosing the results of the Annual Shareholder Meeting
We are furnishing Exhibit 99.1 to this Current Report on Form 8-K in accordance with Item 7.01, Regulation FD Disclosure. This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 11, 2024

PROASSURANCE CORPORATION
by: /s/ Jeffrey P. Lisenby
-----------------------------------------------------
Jeffrey P. Lisenby General Counsel

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